IVY FUNDS

Delaware Ivy Emerging Markets Local Currency Debt Fund (the “Fund”)

Supplement to the Fund’s Summary Prospectus and Statutory Prospectus
each dated January 30, 2023, as amended

On May 24, 2023, the Board of Trustees of Ivy Funds unanimously voted to approve a proposal to liquidate and dissolve the Fund. The liquidation and dissolution are expected to take effect on or about August 31, 2023 (“Liquidation Date”). Retirement accounts held directly on the transfer agency platform within the Fund will be liquidated on or about the Liquidation Date and the proceeds (less mandatory tax withholding) will be mailed to the address of record if no action is taken.

Shortly before the Liquidation Date, the Fund may convert to cash and cash equivalent positions as a temporary defensive measure to preserve value. After the Fund is converted to cash, it may not achieve its investment objective. For Fund accounts with automated purchases, exchanges, and/or withdrawals established, these transactions will cease prior to liquidation if no action is taken.

The Fund will be closed to new investors and all sales efforts will cease as of the date of this Supplement. However, the Fund will continue to accept purchases from existing shareholders (including reinvested dividends or capital gains) until five (5) business days before the Liquidation Date.

Until the Liquidation Date, shareholders of the Fund will have the opportunity to exchange their shares for shares of the same class of any other Delaware Funds by Macquarie® fund. Any exchange would be made at the current net asset values of the Fund and the selected Delaware Fund. Shareholders may redeem their Fund shares at any time prior to the Liquidation Date. No applicable contingent deferred sales charge will be assessed in connection with any redemption of shares from the Fund prior to the Liquidation Date.

Effective the date of this Supplement, the following is inserted before the first paragraph in the section of the prospectus entitled “Fund summaries – Delaware Ivy Emerging Markets Local Currency Debt Fund – Purchase and redemption of Fund shares”:

The Fund is liquidating and is therefore closed to new investors. Existing shareholders of the Fund may continue to purchase shares until five (5) business days before August 31, 2023.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund or acting on a distribution check (if applicable).

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated May 31, 2023.